UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2007

Diabetic Treatment Centers of America, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	333-382580	59-3733133
(State or other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

5401 S. Kirkman Road

Suite 310

Orlando, Florida 32819

(407) 926-6180

(Address, including zip code, and telephone and facsimile numbers, including area code, of registrant’s executive offices)

NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

1. On November 1, 2007, Diabetic Treatment Centers of America, Inc. was notified that Tedder, James, Worden & Associates, P.A. has resigned as independent registered auditor for the Company. Cross, Fernandez, Riley, LLP was appointed as the Company’s new auditor on November 5, 2007.

2. The audit reports of Tedder, James, Worden & Associates, P.A. on the consolidated financial statements of Diabetic Treatment Centers of America, Inc. and subsidiary as of and for the years ended March 31, 2007 and March 31, 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles; however, the report contained a modification paragraph that expressed substantial doubt about Diabetic Treatment Centers of America, Inc.’s ability to continue as a going concern.

3. The decision to engage Cross, Fernandez, Riley, LLP was approved by the board of directors on November 5, 2007.

4. During the Company’s two most recent fiscal years ended March 31, 2007 and March 31, 2006 and through the date of this Current Report, the Company did not consult with Cross, Fernandez, Riley, LLP on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Cross, Fernandez, Riley, LLP did not provide either a written report or oral advice to the Company that Cross, Fernandez, Riley, LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

5. In connection with the audits of the Company’s consolidated financial statements for each of the fiscal years ended March 31, 2007 and March 31, 2006 and through the date of this Current Report, there were: (1) no disagreements between the Company and Tedder, James, Worden & Associates, P.A. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Tedder, James, Worden & Associates, P.A., would have caused Tedder, James, Worden & Associates, P.A. to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (2) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

6. The Company has provided Tedder, James, Worden & Associates, P.A. a copy of the disclosures in this Form 8-K and has requested that Tedder, James, Worden & Associates, P.A. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Tedder, James, Worden & Associates, P.A. agrees with the Company’s statements in this Item 4.01(a). A copy of the letter dated November 7, 2007 furnished by Tedder, James, Worden & Associates, P.A. in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 16.1	Letter from Tedder, James, Worden & Associates, P.A. to the Securities and Exchange Commission.

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be singed on its behalf by the undersigned hereunto duly authorized.

Diabetic Treatment Centers of America, Inc.

Dated: November 7, 2007	By:	/s/ Steven Weldon
Steven Weldon
Chief Financial Officer and Director